PROSPECTUS | April 3, 2017, as revised June 29, 2017

Virtus ENHANCED SHORT U.S. EQUITY ETF

(Ticker: VESH)

a series of

VIRTUS ETF Trust II

The Virtus Enhanced Short U.S. Equity ETF (the “Fund”) is an exchange-traded fund (“ETF”).

Shares of the Fund are listed on the NYSE Arca, Inc. (the “Exchange”) and trade at market prices.

The market price for the Fund’s shares may be different from its net asset value per share.

Neither the Securities and Exchange Commission nor the Commodity Futures Trading Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

RISK/RETURN SUMMARY INFORMATION

INVESTMENT OBJECTIVE

Virtus Enhanced Short U.S. Equity ETF (the “Fund”) seeks capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Most investors will incur customary brokerage commissions when buying or selling Shares of the Fund, which are not reflected in the table or example set forth below.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee[1]	0.55%
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.55%

(1)	The management fee is structured as a “unified fee”, out of which the Fund’s adviser pays all of the ordinary operating expenses of the Fund, except for the Fund’s management fee; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund; each of which is paid by the Fund.
(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$56	$176

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. The Fund is newly organized and, as of the date of the Prospectus, has not had any portfolio turnover.

PRINCIPAL INVESTMENT STRATEGY

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to provide inverse (opposite) exposure to investment returns of the broad U.S. large capitalization (“large cap”) equity market by selling S&P 500 futures contracts and S&P Select Sector futures contracts and/or engaging in short sales of U.S. equity ETFs and other U.S. equity securities. As of the date of this Prospectus, Rampart Investment Management Company, LLC, the Fund’s sub-adviser (the “Sub-Adviser”), considers large cap companies to be companies whose market capitalizations are at least U.S. $5 billion.

The Sub-Adviser actively manages the Fund’s assets pursuant to a quantitative strategy based on the Sub-Adviser’s research and analysis of sector representation in the U.S. large cap equity market. The Sub-Adviser will seek to adjust the Fund’s portfolio to overweight what the Sub-Adviser believes to be the weakest sectors and underweight what the Sub-Adviser believes to be the strongest sectors in the U.S. large cap equity market. The Sub-Adviser expects to make adjustments to the Fund’s portfolio monthly in accordance with its quantitative strategy, although the Sub-Adviser maintains full discretion to modify the Fund’s portfolio, subject to the oversight and supervision of the Adviser and the Board of Trustees (the “Board”) of Virtus ETF Trust II (the “Trust”), at any time.

Under normal market conditions, the Fund will invest not less than 80% of its assets in investments that create or result in short (or inverse) exposure to U.S. equity securities. The Fund considers “U.S. equity securities” to be those that are: (i) securities of issuers that are organized under the laws of, or that maintain a principal place of business in, the U.S.; (ii) traded principally in the U.S.; or (iii) securities of issuers that, during the issuer's most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in the U.S., or that have at least 50% of their assets in the U.S.

The Fund will also invest in cash and cash equivalents, including short-term investment grade fixed-income securities, ETFs and money market instruments, to collateralize the Fund’s exposure to futures contracts. In addition, from time to time the Fund may focus its investments (i.e., invest more than 15% of its total assets) in one or more particular sectors. The Fund seeks to remain fully invested at all times consistent with its stated investment objective.

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks; therefore, you may lose money by investing in the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following principal risks:

Inverse Correlation Risk. Because the Fund seeks inverse returns, shareholders should lose money when returns of the broad U.S. large cap equity market rises, which is a result that is opposite from traditional funds. The Fund may have difficulty achieving its inverse investment strategy due to fees, expenses, transactions costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. Market disruptions, regulatory restrictions or extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.

Short Position Risk. The Fund may seek inverse exposure through the use of short sales of U.S. equity ETFs and other U.S. equity securities, which may cause the Fund to be exposed to certain risks associated with selling such assets short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the Fund’s returns, limit the Fund’s ability to obtain inverse exposure, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If, at any particular point in time, the securities underlying a short position are thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional creation units may be adversely affected. Obtaining inverse exposure through the use of short sales may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset or market factor (collectively, “reference assets”). In addition to risks relating to the reference assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the reference asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. These risks are greater for the Fund than most other funds because the Fund will implement its investment strategy primarily through derivative instruments rather than direct investments in stocks or bonds.

Futures Contracts Risk. Futures contracts are standardized, exchange-traded contracts that obligate a purchaser to take, and a seller to make, delivery of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts are: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Sub-Adviser’s inability to predict correctly the direction of prices and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Exchange-Traded Funds Risk. In addition to the risks associated with the underlying assets held by an ETF, investments in ETFs are subject to the following additional risks: (1) an ETF’s shares may trade above or below its net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) trading an ETF’s shares may be halted by the listing exchange; (4) a passively managed ETF may not track the performance of the reference asset; and (5) a passively managed ETF may hold troubled securities or other investments. Investments in ETFs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests. Further, certain ETFs are leveraged, which may result in economic leverage to the Fund, permitting the Fund to gain exposure that is greater than would be the case in an unlevered instrument and potentially resulting in greater volatility.

Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable to process creation and/or redemption orders and no other Authorized Participant is able to step forward to process creation and/or redemption orders, in either of these cases, Shares of the Fund may trade like closed-end fund shares at a discount to net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by those brokers. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread”. The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of Shares on the Exchange or any other exchange on which Shares are traded. It cannot be predicted whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Fund trading individually or in the aggregate at any point in time. The market prices of Shares may deviate significantly from the NAV of the Shares during periods of market volatility. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the Fund’s NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

Management Style Risk. The NAV of the Fund’s Shares changes daily based on the performance of the securities and other instruments in which it invests. Different types of securities and other instruments tend to shift into and out of favor with investors depending on market and economic conditions. There is no guarantee that the Sub-Adviser’s judgments about the attractiveness or value of, or potential income from, particular investments will be correct or produce the desired results. If the Sub-Adviser fails to accurately judge potential investments, the Fund’s share price may be adversely affected.

Market Risk. Market risk refers to the risk that the value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Sub-Adviser’s control, including the quality of the Fund’s investments, economic conditions, adverse investor sentiment, poor management decisions, lower demand for a company’s goods or services and general equity market conditions. In a declining market, prices for all securities (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects. Security values tend to move in cycles, with periods when securities markets generally rise and periods when they generally decline. During a “flash crash” (i.e., a brief period of time during which a particular market, such as equities, bonds or commodities, experiences a rapid and significant decline in value), the securities underlying the Fund’s portfolio may decline, which may result in the Fund’s Shares trading at market prices significantly below their NAV. Flash crashes may also make it difficult for Authorized Participants and other market makers to establish appropriate bid/ask spreads for the Fund’s Shares, which may reduce the Shares’ liquidity.

No Assurance of Active Trading Market. Although the Shares in the Fund are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for the Shares of the Fund. Further, market makers (other than lead market makers) have no obligation to make markets in the Fund’s shares and may discontinue doing so at any time without notice. As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may ultimately liquidate.

Non-Diversified Fund Risk.  The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Sector Focus Risk. To the extent the Fund focuses its investments in one or more sectors, this may make the Fund particularly susceptible to adverse economic, political or regulatory occurrences and changes affecting companies in those sectors. As the Fund’s investments in a sector increase, so does the potential for fluctuation in the NAV of the Fund.

PERFORMANCE INFORMATION

The Fund is new and therefore does not have a performance history for a full calendar year. Performance information for the Fund will be provided once it has annual returns for a full calendar year.

MANAGEMENT OF THE FUND

Virtus ETF Advisers LLC (the “Adviser”) is the Fund’s investment adviser. The Trust and the Adviser have engaged Rampart Investment Management Company, LLC (the “Sub-Adviser”), an affiliate of the Adviser (since December 2014), as the Fund’s sub-adviser, to manage the Fund’s investments, subject to the oversight and supervision of the Adviser and the Board of the Trust.

The following employees of the Sub-Adviser are the Fund’s portfolio managers, each of whom is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and has served in such position since the inception of the Fund’s operations: Michael Davis, Brendan Finneran, Robert Hofeman and Warun Kumar.

PURCHASE AND SALE OF FUND SHARES

Unlike conventional investment companies, the Fund issues and redeems Shares on a continuous basis, at NAV, only in blocks of 50,000 Shares or whole multiples thereof (“Creation Units”). The Fund’s Creation Units may be issued and redeemed, principally in-kind for securities included in the Fund, only by certain large institutions, referred to as “Authorized Participants”, that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Shares only on the Exchange through a broker-dealer. Shares of the Fund will trade on the Exchange at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case your distributions generally will be taxed as ordinary income when withdrawn from such account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or the Sub-Adviser may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION REGARDING THE FUND’S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

Additional Information Regarding the Fund’s Objective. The investment objective of the Fund may be changed by the Board without shareholder approval upon 60 days’ notice to the shareholders.

Additional Information Regarding the Fund’s Investments. The Fund will consider the holdings of any ETF in which it invests when determining compliance with the Fund’s 80% investment policy. Additionally, the Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ notice to shareholders.

To the extent that the Fund is not invested in the instruments described above, the Fund may invest in other securities that the Fund believes will help it achieve its investment objective or strategies, including cash and cash equivalents such as money market instruments and shares of other ETFs. There is no guarantee that the Fund will achieve its objective. Please see the Fund’s Statement of Additional Information (the “SAI”) for additional information about the securities and investment strategies described in this prospectus and about additional securities and investment strategies that may be used by the Fund.

Additional Information Regarding Leverage. Because certain derivatives involve leverage, that is, the amount invested may be less than the full economic exposure of the derivative instrument and the Fund could lose more than the amount invested, federal securities laws, regulations and guidance may require the Fund to segregate assets or to otherwise hold instruments that offset the Fund’s current obligations under the derivative instrument. This process is known as “cover.” The Fund will not enter into any derivative transaction unless it can comply with SEC guidance regarding cover, and, if SEC guidance so requires, the Fund will segregate cash or liquid assets with a value at least sufficient to cover its current obligations under the derivative transaction or otherwise “cover” the transaction in accordance with applicable SEC guidance. If a large portion of the Fund’s assets is used for cover, it could affect portfolio management or the Fund’s ability to meet redemption requests or other current obligations. The leverage involved in certain derivative transactions may result in the Fund’s net asset value being more sensitive to changes in the value of the related investment.

Additional Information Regarding the Fund’s Investment Risks. In addition to the Fund’s principal investment risks, an investment in the Fund is also subject to the following risks:

Early Closing Risk. An unanticipated early closing of the Exchange may result in a shareholder’s inability to buy or sell Shares of the Fund on that day.

Fund Shares Liquidity Risk. Trading in Shares of the Fund may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the Fund’s Shares will continue to be met or will remain unchanged. During stressed market conditions, the liquidity of Fund Shares may be less than the liquidity of the securities in the Fund’s portfolio, which may be significantly less than the liquidity of other ETFs.

Money Market Instruments Risk. In order to maintain sufficient liquidity or for cash management purposes, the Fund may invest a significant portion of its assets in shares of one or more money market funds. Generally, money market mutual funds are registered investment companies that seek to earn income consistent with the preservation of capital and maintenance of liquidity by investing primarily in high quality money market instruments, including, without limitation, U.S. government obligations, bank obligations and high-grade corporate instruments. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Company or any other governmental agency, entity or person. While investor losses in money market mutual funds have been rare, they are possible. In addition, the Fund will incur additional indirect expenses due to acquired fund fees and other costs to the extent it invests in shares of money market mutual funds.

Other Registered Investment Companies.

•	Limits of Investing in ETFs. The Fund may invest in other registered investment companies, such as index ETFs and other investment companies that track broad market indices or specific industries or sectors. Under the 1940 Act, a Fund may not acquire shares of an ETF or other registered investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding stock unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the U.S. Securities and Exchange Commission (the “SEC”) that is applicable to the Fund (generally permitting the Fund and its affiliates to hold up to 25% of the ETF’s total outstanding stock); and (ii) the ETF and the Fund enter into an agreement to comply with any conditions in such order (an “ETF Agreement”). Accordingly, the 25% limitation (or, in cases where the Fund has not entered into an ETF Agreement, the 3% limitation) may prevent the Fund from allocating its investments in the manner the Sub-Adviser considers optimal.

•	Indirect Costs of Fund Investments in ETFs. To the extent the Fund invests in ETFs or other registered investment companies,

your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other registered investment company shares. By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and registered investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, these types of investments by the Fund could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

•	Risks Related to ETF NAV and Market Price. The market value of an ETF’s shares may differ from its NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the ETF’s underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that a Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that a Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF).

Redeeming Risk. Shares of the Fund may be redeemed only in Creation Units. Shares may not be redeemed in fractional Creation Units. Only Authorized Participants are authorized to transact in Creation Units with the Fund. All other persons or entities transacting in Shares must do so in the secondary market.

Temporary Defensive Positions. In certain adverse market, economic, political or other conditions, the Fund may temporarily depart from its normal investment policies and strategies. At such times, the Fund may invest in cash or cash equivalents, such as money market instruments, and to the extent permitted by applicable law and the Fund’s investment restrictions, shares of other investment companies, including money market funds. Under such circumstances, the Fund may invest up to 100% of its assets in these investments and may do so for extended periods of time. To the extent that the Fund invests in money market instruments or other investment companies, shareholders of the Fund would indirectly pay both the Fund’s expenses and the expenses relating to those other investment companies with respect to the Fund’s assets invested in such investment companies. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

Disclosure of Portfolio Holdings. The Fund’s portfolio holdings will be disclosed on the Fund’s website (www.virtus.com) daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

The Fund’s investment adviser is Virtus ETF Advisers LLC, located at 1540 Broadway, New York, NY 10036. The Adviser was organized as a Delaware limited liability company in August 2013 and, since April 2015, has been a majority-owned subsidiary of Virtus Partners, Inc., a wholly owned subsidiary of Virtus Investment Partners, Inc. (Ticker: VRTS) (together with its affiliates, “Virtus”). Virtus is a public company that operates a multi-manager asset management business and has substantial experience in the investment management and investment company industries. As of December 31, 2016, on a collective basis, Virtus-affiliated registered investment advisers manage approximately $45.4 billion in assets. The Adviser also serves as investment adviser to each series of ETFis Series Trust I, an open-end management investment company registered with the SEC.

The Adviser serves as the Fund’s investment adviser pursuant to an investment advisory agreement with the Trust on behalf of the Fund. The Adviser is responsible for the oversight and management of all service providers to the Trust. The Adviser has engaged the Sub-Adviser to manage the Fund’s investments in accordance with the stated investment objective and policies of the Fund, subject to the oversight and supervision of the Adviser and the Board, and will oversee the Sub-Adviser’s compliance with the terms and conditions of the ETF exemptive order issued to the Adviser and the Trust. The Adviser also assists with: (a) non-advisory operations of the Fund, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information, (d) the preparation of reports to be filed with the SEC and other regulatory authorities, and (e) maintaining certain of the Fund’s records.

Adviser Compensation. The Adviser receives a monthly advisory fee from the Fund at the annual rate of 0.55% of the Fund’s average daily net assets. The Adviser has not been paid any advisory fees as of the date of this Prospectus. In consideration of the fees paid with respect to the Fund, the Adviser has agreed to pay all of the ordinary operating expenses of the Fund, except for the Adviser’s fee; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund; each of which is paid by the Fund.

INVESTMENT SUB-ADVISER

The Fund’s sub-adviser is Rampart Investment Management Company, LLC, an affiliate of the Adviser, located at One International Place, 14th Floor, Boston, MA 02110. The Sub-Adviser serves in that capacity pursuant to a sub-advisory contract (the “Sub-Advisory Agreement”) with the Adviser and the Trust on behalf of the Fund as approved by the Board. The Sub-Adviser makes day-to-day investment decisions for the Fund and selects broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Board.

The Sub-Adviser has been an investment adviser since 1983 and provides investment management services to mutual funds, institutional and high net worth investors. As of June 30, 2016, the Sub-Adviser had approximately $1.77 billion in assets under management.

Sub-Adviser Compensation. For services provided to the Trust, the Adviser will pay to the Sub-Adviser a fee, payable monthly in arrears, equal to 50% of the net advisory fee payable by the Fund to the Adviser for such month. For this purpose, the “net advisory fee” means the advisory fee paid by the Fund to the Adviser for investment advisory services under the Adviser’s investment advisory agreement with the Fund, after accounting for any applicable fee waiver and/or expense limitation agreement. In the event that the Adviser waives all or a portion of its fee and/or assumes all or a portion of the expenses of the Fund pursuant to an expense limitation agreement, then the Sub-Adviser will waive its fee and/or pay a portion of the assumed expenses, in either case, in the same proportion as the Adviser by paying to the Adviser 50% of the amount waived and/or assumed by the Adviser. The Sub-Adviser has not been paid any advisory fees as of the date of this Prospectus.

Disclosure Regarding Advisory Agreement Approval. A discussion regarding the basis for the Board’s most recent approval of the investment advisory agreement and sub-advisory agreement for the Fund will be available in the Fund’s first annual or semi-annual report. You may obtain a copy of the Fund’s annual and semi-annual reports, without charge, upon request to the Fund.

REGULATION UNDER THE COMMODITY EXCHANGE ACT

The Adviser is registered as a commodity pool operator (“CPO”) under the Commodity Exchange Act and the rules of the Commodity Futures Trading Commission (“CFTC”) and is subject to CFTC regulation with respect to the Fund. The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Fund as a result of the Adviser’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting requirements applicable to the Adviser as the Fund’s CPO, the Adviser’s compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill the Adviser’s CFTC compliance obligations. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses. In addition, with respect to the Fund, the Adviser relies on an exemption from regulation as a commodity trading advisor available for an adviser that serves as a fund’s registered CPO.

PORTFOLIO MANAGERS

The following individuals serve as the Fund’s portfolio managers, each of whom is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and has served in such position since the inception of the Fund’s operations:

Michael Davis, Portfolio Manager of the Sub-Adviser.  Mr. Davis serves as Portfolio Manager at the Sub-Adviser (since 2016). He is also a Managing Director at Virtus Investment Advisers, Inc., an affiliate of the Adviser (since 2014). Before joining Virtus, Mr. Davis was a founding partner of Varick Asset Management, an independent alternative manager focused on the development of innovative portfolio solutions and investment strategies (2010 to 2014). Prior to forming Varick, Mr. Davis worked in the institutional asset management division of Barclays Capital, focused on quantitative and derivative-based investment strategies. Prior to Barclays, he worked in the derivative structuring group at Lehman Brothers. Mr. Davis started his career at Merrill Lynch in the asset-backed finance business.

Brendan R. Finneran, Portfolio Manager of the Sub-Adviser. Mr. Finneran serves as Portfolio Manager and Trader at the Sub-Adviser (since 2008). He is also a Managing Director, Portfolio Manager and Equity Trader at Virtus Investment Advisers, Inc., an affiliate of the Adviser (since 2016). Prior to the Sub-Adviser, he was trader and operations manager at Andover Capital Advisors (2003 to 2008), where he was responsible for operational account management (processing and settlement) for all equity, option, bond, bank debt, CDS and swap trades. Prior to Andover Capital Advisors, Mr. Finneran held various positions at Cone Jacquards and Robert Fleming as Account Manager.

Robert F. Hofeman, Jr., Portfolio Manager of the Sub-Adviser. Mr. Hofeman serves as Portfolio Manager and Trader at the Sub-Adviser (since 2012). He is also a Managing Director, Portfolio Manager and Equity Trader at Virtus Investment Advisers, Inc., an

affiliate of the Adviser (since 2016). Prior to the Sub-Adviser, he was an equity trading consultant for Linedata (2010 to 2012) where he translated buy-side business processes to the technology staff. Prior to Linedata, Mr. Hofeman was a director and senior equity trader at Evergreen Investments (2007-2009), and equity trader at Ironwood Investment Management, LLC (2002-2007).

Warun Kumar, Chief Investment Officer and Portfolio Manager of the Sub-Adviser.  Mr. Kumar serves as Chief Investment Officer and Portfolio Manager at the Sub-Adviser (since 2015). He is also Senior Managing Director and Portfolio Manager at Virtus Investment Advisers, Inc., an affiliate of the Adviser (since May 2014). Before joining Virtus, Mr. Kumar was a founder and managing partner of Varick Asset Management, an independent alternative manager focused on the development of innovative portfolio solutions and investment strategies (2010 to 2014). Prior to forming Varick, Mr. Kumar was the U.S. head of Barclays Capital Fund Solutions, where he led the investment committee and managed business expansion throughout the Americas (2007 to 2010). Mr. Kumar’s investment management career began at Volaris Advisors, where he was a partner and headed the derivative advisory business. In addition to these roles, Mr. Kumar has held senior positions in the capital markets divisions of Lehman Brothers and Robertson Stephens, and was a founding partner of Sigma Advisors, an alternative investment advisory firm. Mr. Kumar began his financial services career in 1993 as a member of JP Morgan’s equity derivatives business.

Additional Information. Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares of the Fund is available in the Fund’s SAI.

Board of Trustees

The Fund is a non-diversified series of the Trust, which is an open-end management investment company organized as a Delaware statutory trust on July 14, 2015. The Board supervises the operations of the Trust and the Fund according to applicable state and federal law, and is responsible for the overall management of the Fund’s business affairs.

Operational Administrator

Virtus ETF Solutions LLC (the “Administrator”), located at 1540 Broadway, New York, NY 10036, serves as the Fund’s operational administrator. The Administrator supervises the overall administration of the Trust and the Fund including, among other responsibilities, the coordination and day-to-day oversight of the Fund’s operations, the service providers’ communications with the Fund and each other, and assistance with Trust, Board and contractual matters related to the Fund and other series of the Trust. The Administrator also provides persons satisfactory to the Board to serve as officers of the Trust.

accounting services administrator, Custodian and Transfer Agent

The Bank of New York Mellon (“BNY Mellon”), located at 101 Barclay Street, New York, NY 10007, directly and through its subsidiary companies, provides necessary administrative, accounting, tax and financial reporting for the maintenance and operations of the Trust as the Fund’s accounting services administrator. BNY Mellon also serves as the custodian for the Fund’s assets, and serves as transfer agent and dividend paying agent for the Fund.

Distributor

ETF Distributors LLC (the “Distributor”), located at 1540 Broadway, New York, NY 10036, serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares of the Fund.

Independent Registered Public Accounting Firm

BBD, LLP, located at 1835 Market St, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Trust and the Fund.

Legal Counsel

Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, Suite 2600, Philadelphia, PA 19103, serves as legal counsel to the Trust and the Independent Trustees.

Expenses of the Fund

The Fund pays all expenses not assumed by the Adviser. General Trust expenses that are allocated among and charged to the assets of the Fund and other series of the Trust are done so on a basis that the Board deems fair and equitable, which may be on a basis of relative net assets of the Fund and other series of the Trust or the nature of the services performed and relative applicability to the Fund and other series of the Trust.

INVESTING IN THE FUND

DISTRIBUTION AND SERVICE PLAN

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

DETERMINATION OF NET ASSET VALUE

The NAV of the Shares of the Fund is equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of Shares outstanding. Interest and investment income on the Trust’s assets accrue daily and are included in the Fund’s total assets. Expenses and fees (including investment advisory, management, administration and distribution fees, if any) accrue daily and are included in the Fund’s total liabilities. The NAV that is published is rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV is calculated to five decimal places.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures approved by, and under the direction of, the Board. In determining the value of the Fund’s assets, portfolio securities are generally valued at market using quotations from the primary market in which they are traded. Debt securities (other than short-term investments) are valued on the basis of broker quotes or valuations provided by a pricing service, which in determining value utilizes information regarding recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the NAV. The Fund normally uses third party pricing services to obtain portfolio security prices.

Securities and assets for which market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued by the Trust’s Fair Value Pricing Committee at fair value as determined in good faith under policies approved by the Board. Fair value pricing may be used, for example, in situations where (i) portfolio securities, such as securities with small capitalizations, are so thinly traded that there have been no transactions for that security over an extended period of time; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to change the value of the portfolio security prior to the Fund’s NAV calculation; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation. Pursuant to policies adopted by the Board, the Adviser consults with BNY Mellon and the Sub-Adviser on a regular basis regarding the need for fair value pricing. The Fund’s policies regarding fair value pricing are intended to result in a calculation of the Fund’s NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold. If the fair value price differs from the price that would have been determined using the Fund’s normal pricing procedures, you may receive more or less proceeds or Shares from redemptions or purchases of Fund Shares, respectively, than you would have otherwise received if the portfolio security were priced using the Fund’s normal pricing procedures and the prices used to determine the Fund’s Indicative Intra-Day Value (“IIV”), which could result in the market prices for Shares deviating from NAV. The performance of the Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures. The Board monitors and evaluates the Fund’s use of fair value pricing, and periodically reviews the results of any fair valuation under the Trust’s policies.

To the extent the assets of the Fund are invested in other open-end investment companies that are registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

The Fund’s NAV is determined as of the close of regular trading on the Exchange, normally 4:00 p.m. Eastern time, on each day that the Exchange is open for business. Currently, the Exchange is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

INDICATIVE INTRA-DAY VALUE

The approximate value of the Fund’s investments on a per-Share basis, the Indicative Intra-Day Value, or IIV, is disseminated by the Exchange every 15 seconds during hours of trading on the Exchange. The IIV should not be viewed as a “real-time” update of NAV because the IIV may not be calculated in the same manner as NAV, which is computed once per day.

The IIV for the Fund is calculated during hours of trading on the Exchange by dividing the “Estimated Fund Value” as of the time of the calculation by the total number of outstanding Shares of the Fund. “Estimated Fund Value” is the sum of the estimated amount of cash held in the Fund’s portfolio, the estimated amount of accrued interest owed to the Fund and the estimated value of the securities held in the Fund’s portfolio, minus the estimated amount of the Fund’s liabilities. The IIV will be calculated based on the same portfolio holdings disclosed on the Fund’s website at www.virtus.com.

The IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close, which could affect premiums and discounts between the IIV and the market price of the Fund’s shares. Although the Trust provides information used to calculate the IIV, the Trust is not involved in the actual calculation of the IIV and is not responsible for the calculation or dissemination of the IIV. The Trust makes no warranty as to the accuracy of the IIV.

PREMIUM/DISCOUNT INFORMATION

Information regarding the extent and frequency with which market prices of Shares have tracked the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year will be available without charge on the Fund’s website.

FREQUENT TRADING

The Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Fund Shares by Fund shareholders (“market timing”). In determining not to adopt market timing policies and procedures, the Board noted that, unlike traditional mutual funds, the Fund’s Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants, and that the vast majority of trading in the Fund’s Shares occurs on the secondary market. Because secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With respect to trades directly with the Fund, to the extent effected in-kind (namely, for securities), those trades do not cause any of the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution to the Fund and increased transaction costs (and the Fund may impose higher transaction fees to offset these increased costs), which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading on a short-term basis by Authorized Participants is critical to ensuring that the Fund’s Shares trade at or close to NAV. The Fund also imposes transaction fees on purchases and redemptions of Creation Units that are designed to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units of the Fund. Given this structure, the Board determined that it is not necessary to adopt market timing policies and procedures. The Fund reserves the right to reject any purchase order at any time and further reserve the right to impose restrictions on disruptive or excessive trading in Creation Units.

The Board has instructed the officers of the Trust to review reports of purchases and redemptions of Creation Units on a regular basis to determine if there is any unusual trading in the Fund’s Shares. The officers of the Trust will report to the Board any such unusual trading in Creation Units that is disruptive to the Fund. In such event, the Board may reconsider its decision not to adopt market timing policies and procedures.

DISTRIBUTIONS

The Fund intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to shareholders. The Fund expects to distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. Distributions may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Each year, you will receive an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to you. However, when necessary, you will receive a corrected Form 1099 to reflect reclassified information.

At the time you purchase your Fund Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Federal Income Taxes

FUND DISTRIBUTIONS

The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund Shares or receive them in cash. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares. A portion of income dividends reported by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

SALE OF FUND SHARES

A sale of Fund Shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Currently, any capital gain or loss realized upon a sale of Fund Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

TAX TREATMENT OF FUND SHAREHOLDERS

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

Fund distributions and gains from the sale of your Fund Shares generally are subject to state and local taxes.

Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, interest-related dividends and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on payments or distributions made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. department of the Treasury of U.S.-owned foreign investment accounts: (a) income dividends and (b) after December 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares. Information about a shareholder in the Fund may be disclosed to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the appropriate certifications or other documentation concerning its status under FATCA.

WITHHOLDING

By law, if you do not provide your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your Shares. Withholding is also imposed if the Internal Revenue Service (“IRS”) requires it. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

CREATION UNITS

An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units (plus any cash received by the Authorized Participant as part of the issue) at the time of purchase and the exchanger’s aggregate basis in the securities surrendered. A person who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units (plus any cash received by the Authorized Participant as part of the redemption) and the aggregate market value of the securities received (plus any cash paid by the Authorized Participant as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

This discussion of “Federal Income Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund. For additional information, see the “Taxation” section of the Statement of Additional Information.

FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust maintains a website for the Fund at www.virtus.com. The website for the Fund contains the following information, on a per-Share basis, for the Fund: (i) the prior Business Day’s NAV; (ii) the reported midpoint of the bid-ask spread at the time of NAV calculation (the “Bid-Ask Price”); (iii) a calculation of the premium or discount of the Bid-Ask Price against such NAV; and (iv) data in chart format displaying the frequency distribution of discounts and premiums of the Bid-Ask Price against the NAV, within appropriate ranges, for each of the four previous calendar quarters (or for the life of the Fund if, shorter). In addition, on each Business Day, before the commencement of trading in Shares on the Exchange, the Trust will disclose on the Fund’s website the identities and quantities of the portfolio securities and other assets held by the Fund that will form the basis for the calculation of NAV at the end of the Business Day.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

OTHER INFORMATION

The Fund is not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objective. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.

For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in the Fund beyond those limitations.

FINANCIAL HIGHLIGHTS

The Fund is newly organized and, therefore, as of the date of this Prospectus, the financial highlights are not yet available for the Fund.

ADDITIONAL INFORMATION

If you would like more information about the Trust, the Fund or the Shares, the following documents are available free upon request:

Annual and Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. Once available, you will find in the Fund’s annual report a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the prior fiscal year.

Statement of Additional Information

Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports and the SAI are available free upon request by calling the Adviser at (888) 383-0553. You can also access and download the Fund’s annual and semi-annual reports and SAI without charge at the Fund’s website: www.virtus.com.

To obtain other information and for shareholder inquiries:

By telephone:	(888) 383-0553
By mail:	Virtus ETF Trust II
1540 Broadway
New York, NY 10036

On the Internet:	SEC Edgar database: http://www.sec.gov; or www.virtus.com

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as “householding”, is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing the Fund. You may also request that householding be eliminated from all your required mailings.

You may review and obtain copies of Fund documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

No person is authorized to give any information or to make any representations about the Fund or its Shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

Dealers effecting transactions in the Fund’s Shares, whether or not participating in this distribution, may be generally required to deliver a Prospectus. This is in addition to any obligation dealers have to deliver a Prospectus when acting as underwriters.

Virtus ETF Trust II: Investment Company Act file number 811-23078